UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: September 16, 2008

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51549

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 16, 2008, Timberline Resources Corporation (the “Company”) issued a press release entitled “Timberline Provides Corporate Update to Shareholders.” A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

On September 17, 2008, the Company issued a press release entitled “Timberline Resources Corporation to Present at The Silver Summit.” A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

On September 19, 2008, the Company issued a press release entitled "Timberline Releases Highlights of Preliminary Economic Analysis for Its Butte Highlands Gold Project."  A copy of the press release is attached as Exhibit 99.3 and incorporated herein by reference.

On September 19, 2008, the Company will present certain business and financial information at the 2008 Silver Summit, a conference for mineral producing and exploration companies. A copy of the Company’s presentation is attached as Exhibit 99.4 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of Timberline Resources Corporation dated September 16, 2008.
99.2	Press Release of Timberline Resources Corporation dated September 17, 2008.
99.3	Press Release of Timberline Resources Corporation dated September 19, 2008.
99.4	Timberline Resources Corporation 2008 Silver Summit Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
By:	/s/ Randal Hardy
Randal Hardy Chief Executive Officer, Chief Financial Officer and Director

Date: September 19, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Timberline Resources Corporation dated September 16, 2008.
99.2	Press Release of Timberline Resources Corporation dated September 17, 2008.
99.3	Press Release of Timberline Resources Corporation dated September 19, 2008.
99.4	Timberline Resources Corporation 2008 Silver Summit Presentation.